UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2005

C. R. BARD, INC.

(Exact Name Of Registrant As Specified In Charter)

New Jersey	001-6926	22-1454160
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

730 Central Avenue

Murray Hill, New Jersey 07974

(Address of principal executive offices, including zip code)

(908) 277-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 10, 2005, the Board of Directors of C. R. Bard, Inc. (the “Company”) elected Tommy G. Thompson as a director. Thompson is the former U.S. Secretary of Health and Human Services and is currently a partner in the Akin Gump Strauss Hauer & Feld LLP law firm, independent chairman of the Deloitte Center for Health Care Management and Transformation and president of Logistics Health Inc. Secretary Thompson will serve on the Regulatory Compliance and Science and Technology Committees of the Board of Directors of the Company.

A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

The following exhibit is filed with this report.

Exhibit No.		Description
99.1	–	Press Release dated August 16, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. R. BARD, INC. (Registrant)

Date: August 16, 2005	/s/ Todd C. Schermerhorn
Todd C. Schermerhorn Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.		Description
99.1	–	Press Release dated August 16, 2005